Exhibit 99.1

Investor Presentation August 2020 1

Safe Harbor 2 The information in this presentation is provided to you by LiveXLive Media, Inc. (the “Company”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations. No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These factors include risks and uncertainties as to the Company identifying , acquiring, securing and developing content; the Company’s reliance on one key customer for a substantial percentage of its revenue ; the Company’s ability to consummate closing any proposed financing or acquisition and the timing of the closing of such proposed transactions, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing any proposed acquisition will not occur; the Company’s ability to continue as a going concern; ability to attract, maintain and increase the number of the Company’s users and paid subscribers, successfully implementing the Company’s growth strategy, including relating to its technology platform and applications, management’s relationships with industry stakeholders, the effects of the global Covid - 19 pandemic, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10 - K, filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2020, Quarterly Report on Form 10 - Q, filed with the SEC on or about August 14, 2020, and other filings and submissions with the SEC. These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances. This presentation speaks as of August 6, 2020. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

A global platform delivering livestream and on - demand audio, video and podcast content devoted to music, comedy and pop - culture We give brands, fans and bands the best seat in the house LIVE X LIVE 3

Unmet Demand for Live Music Growth of Mobile Love of Live Music Desire for Premium Content Acceptance of Live Streaming Over 3.8 billion Smartphone Users Projected Globally by 2021 30M+ People Attend at Least One Music Festival in the US Annually 52% of US Attended a Live Music Event in 2018 Subscribers:  Netflix: 183M  Spotify: 138M  Apple Music: 68M (2019)  Disney Plus: 58 M Users Watch Live Video 3x Longer and Comment 10x More than Recorded Footage  Over 300 million paid music subscribers globally today  1.2 billion paid music subscribers by 2030 (Goldman Sachs) 1.6 Billion 3.8 Billion 2014 2021 Source: IFPI, BBC, Billboard, eMarketer , Facebook Live, Forbes, The Verge, Statista, Nielsen, Goldman Sachs 4

LiveXLive at a Glance – QTD June 30, 2020 (Q1 FY'21)

Overview

- The first live social music network delivering premium livestreams, digital audio, 300+ weekly podcasts and on-demand music experiences
- Only centralized platform dedicated to online steaming of live music and music-related content
- Multifaceted monetization strategy including subscription, PPV, advertising, sponsorship, D2C commerce
- Access to digital rights of 1,000+ of world's premier live music festivals and proprietary events
- Digital rights include OTT, linear/PPV, AR, VR
- Industry leading music industry & distribution relationships

WARNER MUSIC GROUP · UNIVERSAL MUSIC GROUP · SONY MUSIC · verizon · Tencent 腾讯 · amazon fireTV · Facebook · YouTube · T-Mobile · Roku · tv · STIRR · iHeartMEDIA · TESLA

Key Indicators Seeing Momentum

Festivals & Live Streams

76mm+	1,075+	45
Live streams (QTD) vs FY20 +69mm	Artists Streamed (QTD) vs 230 FY20 (YTD)	Music Events (QTD) vs 42 FY20 (YTD)

Reach & Platform

179+	1mm+	877K+
Countries Reached by Live Music Streaming	Monthly Active Users (avg 2019 YTD)	Paid Subscribers (June 2020)

Original Content

519+	Platforms	Podcasting
Hours of Live Music (QTD) vs 275 FY20 (YTD)	O&O, Facebook, YouTube, Twitch, Twitter, Daily Motion, STIRR	300+ podcasters

LIVE X LIVE 5

The Music Streaming Platform Built for Engagement & Retention

Live Festival Events & Promotion

- **React Presents** promotes 250+ shows per year
- **Cross-sell opportunities**
  - Ticket packages
  - VIP
  - Sponsorships
  - Digital pay-per-view
- **Drive LiveXLive platform and subscription**

On-Demand Streaming

- **Catalog** 20+ ml songs
- **Handcrafted** audio stations
- **Personalized** recommendations
- **300+ original shows & podcasts**
- **Ad-Supported** / **Plus** / **Premium**
- Installed in every **TESLA** in North America



Original Content

- **PodcastOne**(1) 350+ original series per week with 2Bl+ annual downloads
- **LiveZone** launch Dec 2018
- **Premium digital live events** produced for less than $20K/hr (compared to current industry comps at up to $2M+/hr)

Multiple Channels

- **D2C** subscription, live events, ticket, merchandise original content/VOD
- **B2B** subscription, advertising, sponsorship, original content, distribution/VOD
- **Linear** / **OTT** programming subscription, advertising, PPV
- **Social**

LIVE X LIVE

1 PodcastOne acquisition closed July 2020

6

Aggregating the Most Festivals in One Place 2,000+ Music Festivals Worldwide 7

Music Lives Digital Festival
48-hour Livestream with +100 Artists

Streamed by LiveXLive April 17-18-19, 2020

MUSIC LIVES

ONE WORLD TOGETHER AT HOME

RECORDING ACADEMY MUSICARES. COVID-19 Relief Fund

OVERVIEW APRIL 17-18-19, 2020

3 MAJOR MILESTONES ACHIEVED

48-HOUR DIGITAL FESTIVAL



LIVE MUSIC PROGRAMMING - 8 CORRESPONDENTS:

FEATURED OVER 100 Artists

MAJOR SPONSORSHIP

TikTok

SOCIAL REACH ACROSS TIKTOK:

5.0+ BILLION Video Views

OCULUS KEY VR PARTNERSHIP

LIVEXLIVE MEDIA → VR

oculus

NEXT-GENERATION TECHNOLOGY VR WITH MAJOR PARTNER

CONTENT SUMMARY

- 3 DAYS OF PERFORMANCES
- 48+ HOURS OF LIVE CONTENT
- AVERAGED +200,000 CONCURRENT SESSIONS ACROSS TIKTOK
- 100+ ARTISTS STREAMED ACROSS EVERY CONTINENT
- CURATED AND HOSTED BY LIVEXLIVE

VIEWS

50+ MILLION

(AS COMPARED 22 MILLION VIEWS FOR ENTIRE QTD JUNE 2019)

CHARITIES

ONE WORLD TOGETHER AT HOME

RECORDING ACADEMY MUSICARES. COVID-19 Relief Fund

SUPPORTED PLATFORMS

iOS | tv | android | amazon fireTV | Roku

DISTRIBUTION PARTNERS

YouTube | twitch | f LIVE | TikTok | oculus | COMPLEX

SELECT ARTISTS STREAMED

CHARLIE PUTH | | TRIPPIE REDD | ELLIE GOULDING | BILLIE EILISH | ELTON JOHN | SWAE LEE | ANITTA | J BALVIN | CHRIS MARTIN |

LIVEXLIVE

8

Recent Events – August 2020



Updates

Closed PodcastOne Acquisition in July 2020

- PodcastOne, a leading podcast platform with 300+ podcasters, +2.1 billion annual downloads and over $27 million of annual revenue (2019)

Improved Balance Sheet by +$40 Million

- Completed $17.5 million financing in July 2020, including conversion of $10.0 million payables from major music partner at $4.14 per share
- Announced Entering into a $15.0 million senior secured financing and notice to payoff existing senior secured debt in August 2020


THE ADAM CAROLLA SHOW

Multi-Year Partnerships with Pitbull and Corona Electric

- Partnered with Pitbull to produce original content around pay per view ticket sales, podcasting, subscription, merchandise and sponsorship
- Partnered with Corona Electric Beach for 2020 Spring Awakening Digital and 10th anniversary of Spring Awakening music festival in 2021


MONSTA X LIVE
from SEOUL with LUV
MONSTA X LIVE
"FROM SEOUL WITH LUV"
WORLDWIDE
MONBEBE TICKETING

PPV Ticket Sales +$0.9 Million During First 3 Mos

- +32k tickets sold led by Monsta-X performance in Aug 2020



9

Investment Rationale Experienced board and advisors with industry expertise World - class management team Multiple monetization paths and levers to drive long - term, sustainable growth Global network of distribution and channel partners Attractive Growth Story 1 2 3 4 5 6 7 Strong underlying TAM growth driven by streaming and supportive macro trends Predictable revenue driven by differentiated subscription platform 10

Strong TAM Growth Driven by Streaming and Supportive Macro Trends

1

Global Live Music



CAGR: 3%
$27
$30
2018A
2021E

Global Digital Music Streaming



CAGR: 23%
$9
$16
2018A
2021E

Global OTT / Streaming



CAGR: 16%
$40
$64
2018A
2021E

Market Opportunity

- Significant unmet demand for experiencing live music, musical performance video on demand and related content online.
- Large market for live music events worldwide, with the U.S. Live Music Market expected to grow to $29.7B by 2020 with more than 2,000 music festivals worldwide (pre CV-19).
- Huge potential for online viewership of live music events, multiples of the attendance at any one festival.
- Currently no centralized platform dedicated to online streaming of live music and music-related video content.

Positioned at the Center of Three Exploding Sectors

Source: PWC, Ovum, Wall Street Research.

LIVE X LIVE
11

2 Predictable Revenue Driven By Differentiated Subscription Platform

Segment Highlights

- *Global network of digital music events and festivals*
- *Sponsorship, ticket sales, merchandise*
- *Original Programming, PPV*
- *VOD, programming and artist relations lead to unique subscription offerings*

Premium Live Music Content

Festivals



Short-form Content

- *Backstage access*
- *Artist profiles*
- *Interviews*

LiveZone



Key Drivers of Growth

- *Increase monetization of premium content*
- *Large B2B music service provider*
- *Podcast content to package with live and audio*

Paid Subscribers (000s)



Paid Subscribers
900
800
700
600
500
400
300
200
100
0
CAGR: 38%
850k
Mar 2018
Mar-19
Mar-20

LIVE X LIVE
12

Attractive Growth Story 3 …Drives Attractive Topline Growth* Unique Flywheel … * March 2021 YTD revenue guidance ( $62.5M - $68.5M ) Drive Margin Expansion Live Events Drive Subscriber Growth Increase Subscribers & Incremental ARPU Sp onsorship, Advertising, PPV, Distribution Operating Philosophy CAGR: 108% 13 $7.2M $33.7M $62.5M - $68.5M* $ 38.7M $ 27.5M

Global Network of Distribution and Channel Partners 4 Desktop Mobile OTT 14

5 Multiple Monetization Paths & Levers to Drive Long-Term, Sustainable Growth

Current Monetization Paths

10 Million Paid Subscriptions		*Long-term subscriber target*
Add 35%+ Advertising Revenue	podcastone America's Podcast Network	*Increase ad sales 3x; +$27.5M in advertising in CY 2019; diversify revenue*
Tracking 3x YOY Sponsorship	KIA, SAMSUNG, DOS EQUIS, TikTok, oculus	*Initial sponsorship traction*
Pay Per View In-channel purchases	✓ *Ticket Revenue* ✓ *Sponsorship* ✓ *Subscription & Merchandise*	*Digital PPV creates cross-sell opportunity*

Future Monetization Paths

VOD/distribution, AR and VR	*Plans in process to launch PPV and VOD/Linear Channels; LT opportunities across AR and VR*
Data	*Trajectory to surpass +100M live views in FY 2021*
Merch, tipping, transactions	*Plans to in process to launch transactions in FY 2021*

LIVEXLIVE 15

Robert Ellin Chairman & CEO Over 30 years of investment and turnaround experience , deep relationships in media and entertainment , prior public company experience as Executive Chairman of Mandalay Digital Michael Zemetra CFO Seasoned executive with extensive financial and operational experience in building, managing and scaling large global organizations , systems and operations Mike Bebel Senior Executive Vice President Music industry veteran & digital music service entrepreneur with more than 20 years of global operating experience Dermot McCormack President Renowned music industry executive, with expertise from content development to technology , growth strategies and monetization. Jerry Gold Director & CSO Music & entertainment executive for the past 37 years, including serving as the Executive VP & CFO of Warner Music Group for nearly a decade Norman Pattiz Executive Chairman PodCastOne Over 50 years deep experience in radio, original programming and podcasts, and former founder of Westwood One, the largest radio network in the U.S. Jackie Stone CMO Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty. David Schulhof CDO Executive with more than 20 years of experience in the music , digital media & private equity sectors Garrett English Chief Creative Officer Deep experience in music content, news and live production and programming, including producing the VMAs and launching MTV internationally in Japan , Africa and Russia Jason Miller Global Head of Sales National brand advertising developer who has integrated solutions across audio , video, digital, social, mobile , & event platforms Kevin Stapleford VP of Programing Content development executive with 20+ years of success growing audiences, revenue and brand engagement World - Class Management Team 6 16

7 Distinguished Board of Directors & Advisors with Industry Experience

Distinguished & Experienced Board of Directors

Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network

Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films

Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV

Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.

Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies

Tim Spengler
Independent Director

Current President of Dentsu Aegis and former President
of Clear Channel Media and Interpublic Group

Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal

Strong Suite of Formal Advisors

Steven Bornstein

Former CEO of ESPN and NFL Network

Jason Flom

CEO of Lava Records

Chris McGurk

Former CEO of MGM and Universal Pictures

Roger Werner

Former CEO and President
of ESPN and Speedv

Jules Haimovitz

Former President of Viacom and founder of Showtime

LIVE X LIVE 17

Appendix

Three months ended June 30, 2020 Select Financials – Q1 FY 2021 Results: (USD $ in Millions) Three Months Ended June 30, 2020 Revenue $10.5 Adjusted Operating Income ( Loss) 1 ( $0.1) Cash & Cash Equivalents $17.1 Total Debt 2 $ 17.4 Total Stockholder’s Equity (Deficit) ($ 11.3) Shares Outstanding 3 59,575,493 Fully Diluted Shares Outstanding 4 72,149,536 1 Adj. Operating Income (Loss), a non - GAAP measue, is defined as operating income (loss) before (a) Non - cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) Legal, accounting and other professional fees directly attributable to acquisition activity, (c) Employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) Certain non - recurring expenses associated with legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (e) Depreciation and amortization (including goodwill impairment, if any), and certain stock - based compensation expense. 2 Composed of senior secured and unsecured convertible notes and debentures, inclusive of net $ 1.6 million of deferred debt issuance costs and $ 0.3 million in fair value embedded derivatives. 3 As of 6 /30/2020; excludes July 2020 issuances of ( i ) 5,363,636 shares issued for PodcastOne acquisition and (ii) 4,235,459 shares in $17.5 million common stock financings. 4 This number includes 167,363 warrants outstanding, 9,932,289 options and RSUs outstanding and 2,641,754 shares issuable underlying the Company’s convertible notes as of June 30, 2020. 19

Strong opportunity for growth Predictable revenue driven by subscription Early wins with key sponsors, advertisers & distribution partners Low content costs Multiple monetization paths LIVE X LIVE Summary Proven management team and experienced board and advisors with industry expertise 20

NASDAQ: LIV X IR@LIVEXLIVE.COM